INVESTOR PRESENTATION March 2025 Destination at Arista Broomfield, CO

1 Table of Contents About IRT 2 Investment Highlights 3 Recent Updates • 2025 Guidance • Operating Metrics 4 5 Drivers of Growth • Overview • Internal Growth o Track Record of Performance o Value Add Program o Market Fundamentals • Disciplined Capital Allocation • Flexible Balance Sheet • Strong Corporate Governance 6 7 14 16 17 Why IRT | Why Now • Track Record of Performance • IRT’s Formula for Outsized Returns 18 19 Appendices: • Our Markets • Definitions & Non-GAAP Financial Measure Reconciliations • Forward Looking Statements Autumn Breeze, Indianapolis, IN Gateway at Pinellas, Tampa-St. Petersburg, FL

2 ABOUT IRT OWN AND OPERATE Sunbelt Exposure 73% of NOI 113 Communities 33,615 Units 95.2% 2024 Avg Occupancy +110 basis points vs 2023 PORTFOLIO SUMMARY (1) FY 2024 RESULTS STRATEGIC MILESTONES • Raised $268 million of equity capital to fund accretive growth • Increased scale in three markets by acquiring three communities (908 units) for $240 million • Reduced leverage to 5.9x in 4Q 2024 • Achieved investment grade issuer rating of ‘BBB’ with stable outlook from Fitch and S&P $6.2B In gross assets FL GAALTX CO OK IN OH KY TN SC NC 2025 GUIDANCE • Core FFO per share of $1.175 at the midpoint of our guided range • Same-Store NOI growth of 2.05% at the midpoint of our guided range • 2,750 Value Add renovations at the midpoint • Targeting ~5.7x debt/EBITDA at year end (1) Portfolio summary data is as of December 31, 2024. IRT’s Operating Communities Community in Lease up • Core FFO per share of $1.16 was at the high end of our guidance range • Same-Store Portfolio Results: o 3.0% revenue Y/Y growth o 2.5% operating expense Y/Y growth o 3.2% NOI Y/Y growth • 1,671 Value Add renovation completions at average ROI of 15.7%

3 INVESTMENT HIGHLIGHTS Generating attractive risk-adjusted returns by investing in well-located multifamily apartment communities in desirable, high-growth markets Well-Located Portfolio 73% Sunbelt 21% Midwest 6% Mountain West Simple Business Model Grow CFFO by driving rents and investing accretively in Value Add renovations and opportunistic acquisitions S&P 400 Midcap Company Strong, Flexible Balance Sheet ‘BBB’ rated with stable outlook; ~$750 million of liquidity to fund growth Attractive Valuation 16.5x 2026E FFO Multiple vs. 17.5x sector average, despite higher forecasted growth(1) Sector-Leading Total Returns 5-Year TSR: 62% 10-Year TSR: 287% Strong Corporate Governance (1) Based on closing stock prices and consensus FFO per share estimates as of February 21, 2025.

4 RECENT UPDATES 2025 Guidance IRT's 2025 guidance reflects strong improvement in fundamentals, setting up for higher growth in NOI and Core FFO per share in 2026 (1) Our guidance constitutes forward-looking information. See “Forward-Looking Statement” at the end of this presentation. For a complete listing of guidance assumptions, please refer to our Fourth Quarter and Full Year 2024 Financial Results press release dated February 12, 2025. (2) Average blended rent growth is forecasted to be 1.6% for FY 2025, with most of the growth projected to occur in the second half of 2025 such that the benefit to revenue received in 2025 is 0.6%. FY 2025 Guidance Highlights (1) CFFO per share $1.16 - $1.19 Build-Up to 2.6% Midpoint of Same-Store Revenue Guidance: Same-Store Portfolio: Avg. occupancy contribution 0.3% Property revenue growth 2.1% - 3.1% Lower bad debt 0.5% Total operating expense growth 2.8% - 4.1% Other income 0.3% NOI growth 0.8% - 3.3% Earn-in & lower concessions 0.6% Value Add renovations 2,500 – 3,000 units Value Add revenue premium 0.3% Acquisitions, net of asset sales ($ millions) $170 - $208 Blended rate on leasing (2) 0.6% FY 2025 CFFO Per Share Bridge $1.16 $0.03 $(0.01) $0.005 $(0.005) $1.175 2024 NOI Growth Acquisitions Overhead Costs Asset Sales / Deleveraging 2025

5 Same-Store Excluding Value Add Same-Store Total (1)Same-Store Value Add O cc up an cy Sa m e- St or e To ta l Le as e ov er Le as e Re nt G ro w th (2) New Leases Renewals Blended RECENT UPDATES (1) Q1 25 forecasts are based on actual occupancy and new, renewal, and blended rent growth observed through February 26, 2025 and projected occupancy and new, renewal, and blended rent growth expected to occur through March 31, 2025. (3) 94.8% 95.8% 95.9% 95.7% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast 93.5% 94.2% 94.3% 94.8% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast 94.4% 95.4% 95.5% 95.5% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast -3.4% -1.9% -3.6% -4.6% -7% -5% -3% -1% 1% 3% 5% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast 4.3% 3.3% 3.8% 5.5% -7% -5% -3% -1% 1% 3% 5% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast 0.3% 1.0% 0.7% 0.0% -7% -5% -3% -1% 1% 3% 5% Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Forecast 95.6% 95.3% 95.5% -4.9% 4.8% 0.4% Operating Metrics Update (1) (1) (1) (1) (1) (1) Highlights of our current Q1 2025 full quarter forecasts are included in the charts below:

6 DRIVERS OF GROWTH Internal Growth Track record of sector-leading same-store NOI growth augmented by Value Add renovations and supported by stronger expected supply-demand market dynamics than the national average Disciplined Capital Allocation Creating value with Accretive Acquisitions and by Recycling Capital Flexible, Stable Balance Sheet BBB rated, conservative leverage of 5.9x, low debt maturities & ample liquidity to fund growth Strong Corporate Governance Aligns Management & Board with Shareholder Interests Millenia 700 Orlando, FL Avalon Oaks Columbus, OH Overview Improving apartment fundamentals are expected to drive strong rent and CFFO growth, continued success in Value Add renovations, and the opportunity to increase scale using our liquidity and flexible balance sheet

7 IRT Non-Gateway Coastal Peer Group 85 90 95 100 105 110 115 120 125 130 135 140 145 150 2019 2020 2021 2022 2023 2024 2025 Mid- Point IRT Non-Gateway Coastal Peer Group Our concentrations of properties in high-demand markets, operational rigor, and Value Add renovations have fueled our sector-leading same-store NOI growth DRIVERS OF GROWTH Internal Growth – IRT’s Track Record of Performance (1) The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable. Same-Store NOI Growth (1) Midpoint of Guidance for 2025 Same-Store NOI Growth (1) 45% 30% 20% 14% 2.1% 0.3% 2.3% 1.4% IRT Non-Gateway Coastal Peer Group Significant outperformance vs. both Coastal & Non-Gateway peers 180 bps higher than Non-Gateway peers

DRIVERS OF GROWTH

Internal Growth - Value Add Program

Value Add Program Boosts Same-Store NOI by 20%, on Average

- Value Add renovations have generated a 16.8% return on investment across 9,442 units completed to-date.
- $26 million[1] of incremental NOI from completed renovations has powered a ~20% lift in annual NOI growth.
- Our future pipeline of ~13,000 Value Add units represents $40-$42 million of incremental NOI, or roughly $500 million of future shareholder value

Value Add Pipeline [2]

($ in millions)	In-Place Program	Future Pipeline	Total
Units to Renovate	13,281	9,381	22,662
Units Renovated-to-Date	(9,442)	-	(9,442)
Remaining Units to Renovate	3,839	9,381	13,220
Remaining Renovation Costs [3]	$69 - $73	$169 - $178	$238 - $251
Incremental NOI [4]	$12	$28 - $30	$40 - $42
Incremental Value Creation [5]	$142 - $150	$347 - $366	$489 - $516

NOI Boost: Value Add program boosts baseline NOI driving outsized growth



5.7%
0.8%
4.9%
3.2%
0.6%
2.6%
2023
2024
Total same store NOI growth:
Value Add NOI boost ~20%
Baseline NOI growth as a percentage of same-store NOI growth

(1) Calculated as total units completed to date of 9,442 multiplied by $232 rent premium annualized.
(2) Value add pipeline data is as of December 31, 2024. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Illustrative estimated cost / unit ranging from $18,000 to $19,000.
(4) Illustrative 16.8% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs.

8

INDEPENDENCE REALTY TRUST

9 DRIVERS OF GROWTH Value Add Case Study: Avalon Oaks Before After Columbus, OH community acquired for $23.0mm in February 2018 § Middle market community with 235 units that at the time of acquisition helped to increase our scale in the Columbus market § Attractive Columbus submarket insulated from the new Class A construction § Opportunity to reposition the community through Value Add renovation – 97% occupied at acquisition – In-place asking rents approximately 7% below submarket competitive set – Strong demand for upgraded community – Potential for operating cost savings Added to our value-add program in February 2020 Upgrades include: § Stainless steel appliances § Painted cabinet boxes with new doors and resurfaced countertops § Washers and dryers in each unit § Clubhouse redesign with addition of business center § New layout for fitness center and upgraded playground § Laundry room conversion to pet spa As of December 2024, we have invested $6.8mm in the property including approximately $3.4mm through our Value Add program and renovations are 93% complete

10 At Acquisition (2/27/2018) 12/31/2024 Change Revenue (TTM) $2.6mm $4.2mm +57% NOI (TTM) $1.4mm $2.8mm +99% NOI Margin 52.6% 66.4% +1,387 bps Average Effective Monthly Rent $868 $1,417 +63% Achieved outsized value creation § Post renovation community is valued at $47.9mm(1), representing an increase of 108% from acquisition § Incremental value creation of $18.0mm, after renovation investment. On an equivalent cap rate basis, incremental value creation represents an 78% increase from acquisition. § Enhanced resident profile, resulting in a 63% average effective monthly rental rate increase as of December 2024 § Generated unlevered ROI of 29% on total renovation costs Note: Dollars in millions except average monthly rental rate. (1) Assumes exit economic cap rate of 5.5% DRIVERS OF GROWTH Value Add Case Study: Avalon Oaks—The Economics $23.0 $6.8 $18.0 $47.9 Purchase Price Invested Capital Value Created Total Value

11 3.9 x 7.3 x 2.9 x 5.8 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 3 Yr Historical Avg 3 Yr Projected Avg Po pu la tio n- to -N ew S up pl y G ro w th IRT National Average Demand from Growing Population to Strengthen Further(1)(2) • During 2022-2024, IRT's Sunbelt and Midwest markets saw population growth outpace completions: for every apartment unit completed, 3.9 people migrated into IRT markets • For the next three years, this ratio is forecasted to improve to 7.9 people migrating into IRT markets for every new apartment completed New Supply Expected to Decline Substantially • Completions are expected to drop significantly in 2025 and 2026 • National Class B vacancy rates proved more resilient to the supply shock, and are forecasted to remain below Cass A vacancy rates DRIVERS OF GROWTH Internal Growth – Market Fundamentals Data Source: CoStar Q4 2024 data release (1) IRT Weighted Averages based on NOI Exposure by market. (2) Represents the number of people migrating to markets for every one unit delivered. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 650,000 700,000 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 Va ca nc y Ra te (% ) Co m pl et io ns (U ni ts ) Completions Projected Completions Class A Vacancy Class BC Vacancy • New completions peaked in 2024 and are forecasted to be dramatically lower in 2025-2026 • Population growth in IRT markets outpaced supply growth by 3.9x during the past three years, which compares favorably to the national average ratio of 2.9x • Going forward, population growth in IRT markets is forecasted to outstrip supply growth by 7.3x (2022 – 2024) (2025 – 2027) Improving market fundamentals to support higher rent growth, stable occupancy

DRIVERS OF GROWTH

Internal Growth – Market Fundamentals

- As population growth increases and supply growth slows in IRT's markets, we expect the supply-demand ratio to strengthen throughout our portfolio
- Among IRT's top 10 markets, Oklahoma City, Atlanta, Tampa, Indianapolis, and Dallas-Ft. Worth are expected to see the strongest increases

Projected Population-to-Supply Growth (2025 – 2027) in IRT's Top 10 Markets (1)(2)(3)



3.7 x
4.1 x
4.1 x
4.4 x
4.7 x
6.7 x
6.7 x
6.8 x
6.8 x
7.3 x
8.3 x
13.9 x
Memphis
Nashville
Raleigh-Durham
Denver
Columbus
Dallas-Ft. Worth
Indianapolis
IRT: Top 10 Markets
Tampa
IRT: Total Portfolio
Atlanta
Oklahoma City

(1) Based on CoStar Data Q4 2024
(2) IRT Weighted Average based on NOI Exposure by market
(3) Represents the number of people migrating to markets for every one unit delivered

12

INDEPENDENCE REALTY TRUST

13 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Atlanta - GA Columbus - OH Dallas-Fort Worth - TX Denver - CO Indianapolis - IN Memphis - TN Nashville - TN Oklahoma City - OK Raleigh - Durham - NC Tampa - FL IRT Top 10 Markets WAV M on th ly C os t IRT In-Place Monthly Rent Homeownership Cost Rent vs. Buy Differential Will Support Rental Demand • Median home price is approximately $447,000(1) across IRT’s top 10 markets(2) weighted by NOI at the zip code level • With interest rates expected to remain higher for longer, mortgage rates will remain high and support rental demand • Monthly Cost Premium to buy and own a home today ranges from 48% - 198% higher than IRT’s top 10 markets’ rents Home Ownership Monthly Cost(3) vs IRT In-Place Rents On Average, Ownership Costs are 48% - 198% higher than IRT’s Rent 100% more to own a home DRIVERS OF GROWTH Internal Growth – Market Fundamentals (1) Median home prices from Redfin for the month of December 2024 for actual sale prices for All Home types (Single family, Townhomes, and Condos). (2) Top 10 IRT Markets weighted based on NOI exposure for IRT Budget-Actuals. (3) Monthly Home Ownership Costs assume a 20% down payment and monthly estimates for insurance and real estate taxes.

14 • Since raising $268 million of equity in 2024, we have acquired three communities totaling $217 million • We intend to use the remaining ~$156 million of proceeds to fund the ~$240 million of acquisitions in our 2025 guidance(1) DRIVERS OF GROWTH Disciplined Capital Allocation Recent Property Acquisitions Acquisition date 11/1/2024 Purchase price $73.5mm Units 300 Year of Construction 2023 Economic Cap Rate 5.7% Highland Ridge Charlotte, NC (1) Assumes 35% leverage on the acquisitions. (2) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any. , Accretive acquisitions to increase scale and operating efficiency Autumn Breeze Indianapolis, IN Acquisition date 12/5/2024 Purchase price $84.3mm Units 320 Year of Construction 2023 Economic Cap Rate 5.8% Acquisition date 2/27/2025 Purchase price $59.5mm Units 280 Year of Construction 2008 Economic Cap Rate 5.7% Serenza at Ocoee Village Orlando, FL (2) (2) (2)

15 • 354-unit property in Birmingham, Alabama • Gross sale price was $70.8 million • Economic cap rate of 5.7% (1) • 288-unit community in Tampa, Florida • Gross sale price was $82.0 million • Economic cap rate of 5.9% (1) • Recalibrate Market Exposure - Reduced exposure to Birmingham market while increasing scale in the Tampa market • Reduce Debt - Reduced secured debt and near-term maturities while increasing unencumbered asset pool • Enhance Portfolio Quality - Improved portfolio quality with a breakeven year-1 impact to CFFO per share and net debt to adjusted EBITDA Gateway at Pinellas Tampa, FL Gateway at Pinellas Tampa, FL DRIVERS OF GROWTH Disciplined Capital Allocation – Capital Recycling Sold Tapestry Park, July 2024 Acquired Gateway at Pinellas, August 2024 Key Elements of Capital Recycling Rationale (1) Both economic cap rates are based on estimated forward 12-month NOI, less estimated capex, at the time of the transaction.

16 $48 $337 $22 $1,034 $613 $257 2025 2026 2027 2028 2029 Thereafter DRIVERS OF GROWTH Flexible Balance Sheet Simple capital structure and ~$750 million of liquidity to fund growth(1) Conservatively Leveraged Investment Grade Rated Agency Rating Outlook Fitch Ratings BBB Stable S&P Global Ratings BBB Stable Well Laddered Debt Maturities(2) 6.7x 5.9x 5.7x Q4 2023 Q4 2024 Q4 2025e (1) IRT stock price as of 2/21/25 (2) Reflects our December 31, 2024, debt maturity schedule as adjusted for the amended and restated credit agreement we entered into in January 2025. ~ $ in millions

DRIVERS OF GROWTH

Strong Corporate Governance Aligned with Shareholder Interests

Corporate Governance Highlights

- Majority independent directors
- Opted-out of MUTA[1] in 2024 – no classification of Board without shareholder approval
- Annual election of directors
- Ongoing Board refreshment process
- No stockholder rights plan
- Stockholder ability to amend bylaws

Management's Alignment

- GreenStreet Corporate Governance rating of 73 (vs. 64 average)
- Executive Compensation driven by Objective Pay for Performance Philosophy
  - Cash incentive compensation tied to quantifiable performance metrics
  - Performance equity awards tied to 3-year total shareholder return relative to constituent members of the FTSE NAREIT Apartment Index

(1) MUTA refers to the Maryland Unsolicited Takeovers Act.

17

INDEPENDENCE REALTY TRUST

18 IRT Non-Gateway Coastal Peer Group 80 85 90 95 100 105 110 115 120 125 130 135 140 145 150 155 2019 2020 2021 2022 2023 2024 2025 Mid-Point IRT Non-Gateway Coastal Peer Group WHY IRT | WHY NOW Track Record of Performance (1) Source: Bloomberg data as of the time periods ended 2/20/2025. (2) Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. CFFO per Share Growth (2) IRT’s differentiated strategic approach to the multi-family sector has produced strong returns and core FFO growth YTD Total Returns (1) 5-Year Total Returns (1) 10-Year Total Returns (1) 55% 38% 26% 18%

19 WHY IRT | WHY NOW Outsized Shareholder Returns Best in Class FFO Growth IRT’s Formula for Outsized Returns Track Record of Performance Opportunities to Expand FFO Multiple + + = • Best core FFO per share growth over 5 years • Best total shareholder return over past 5 years • Patient and Disciplined management team • Market exposure with excellent demand fundamentals • Value Add program that supports outsized NOI growth • Diligent management working to drive other income opportunities while managing expense growth • Capitalize on rising market rents to grow property revenues and NOI • Invest capital into high growth acquisitions and Value Add renovations • Increase size & scale in markets • Organically de-lever to mid-5x We have a proven track record of outperformance and, going forward, have the fundamentals and opportunities in place to generate outsized returns for investors

Appendices VV&M Dallas, TX

21 TOP 10 MARKETSPORTFOLIO SUMMARY IRT’s portfolio of 113 multifamily communities is focused on high-growth markets in the Sunbelt, Midwest and Mountain West regions Geographic Distribution Operating Communities • Strong presence in high growth metros including Atlanta, Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and higher costs • Sunbelt and Midwest regions have exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IN OH KY TN SC NC Sunbelt Exposure Communities | 80 Units | 24,475 % of NOI | 73% Market Units % Unit % NOI Atlanta 5,180 16% 15% Dallas 4,007 12% 14% Nashville 2,147 6% 5% Denver 1,722 5% 6% 1,979 Raleigh-Durham 6% 5%Indianapolis 1,690 7% 7%Columbus 2,510 5% 5% Memphis 1,383 4% 4% Tampa 1,740 5% 7% Total 23,866 71% 74% Note: Portfolio summary data as of December 31, 2024. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. (1) Our Denver market includes communities in Denver, Fort Collins, Colorado Springs, and Loveland, CO. Excludes ‘Flatiron Flats’ community that is currently in lease up. Oklahoma City 1,508 5%5% Over the next three years, job growth in IRT’s Sunbelt markets is expected to outperform the gateway cities by 1.3x annually (1) Our Markets

22 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Atlanta Atlanta represents 14.8% of IRT’s NOI Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 5.68% 0.86% 1.66% 2024 2025 2026 1.39% 1.23% 0.86% 2024 2025 2026 1.32% 1.19% 1.07% 2024 2025 2026 Source: CoStar Q4 2024

23 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Dallas Dallas represents 14.0% of IRT’s NOI Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 1.46% 1.54% 1.19% 2024 2025 2026 1.30% 1.27% 1.34% 2024 2025 2026 4.37% 2.22% 0.92% 2024 2025 2026 Source: CoStar Q4 2024

24 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Columbus Columbus represents 7.2% of IRT’s NOI Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 1.22% 1.09% 0.96% 2024 2025 2026 0.62% 1.48% 1.47% 2024 2025 2026 0.61% 1.03% 0.62% 2024 2025 2026 Source: CoStar Q4 2024

25 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Tampa Tampa represents 6.5% of IRT’s NOI Gateway at Pinellas Tampa, FL Vantage on Hillsborough Tampa, FL 1.41% 1.30% 0.79% 2024 2025 2026 0.99% 0.89% 0.91% 2024 2025 2026 3.18% 1.09% 1.32% 2024 2025 2026 Source: CoStar Q4 2024

26 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Denver Denver represents 6.4% of IRT’s NOI Destination at Arista Broomfield, CO Bristol Village Aurora, CO 0.68% 1.39% 0.99% 2024 2025 2026 1.00% 0.90% 0.87% 2024 2025 2026 7.63% 2.48% 0.45% 2024 2025 2026 Source: CoStar Q4 2024

27 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Indianapolis Indianapolis represents 5.5% of IRT’s NOI Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 2.30% 1.10% 0.73% 2024 2025 2026 0.86% 0.70% 0.60% 2024 2025 2026 2.63% 0.14% 0.06% 2024 2025 2026 Source: CoStar Q4 2024

28 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Oklahoma City Oklahoma City represents 5.4% of IRT’s NOI Windrush Oklahoma City, OK Augusta Oklahoma City, OK 1.93% 0.99% 0.59% 2024 2025 2026 0.79% 0.87% 0.85% 2024 2025 2026 3.42% 2.05% 0.82% 2024 2025 2026 Source: CoStar Q4 2024

29 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Nashville Nashville represents 5.4% of IRT’s NOI Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 1.13% 1.27% 0.90% 2024 2025 2026 1.28% 1.17% 1.04% 2024 2025 2026 3.51% 2.37% 1.13% 2024 2025 2026 Source: CoStar Q4 2024

30 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Raleigh–Durham Raleigh-Durham represents 5.0% of IRT’s NOI Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 5.20% 2.74% 2.11% 2024 2025 2026 Source: CoStar Q4 2024 2.98% 2.70% 2.55% 2024 2025 2026 8.74% 1.80% 0.28% 2024 2025 2026

31 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Memphis Memphis represents 3.9% of IRT’s NOI Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 0.19% 0.87% 0.42% 2024 2025 2026 0.25% 0.25% 0.22% 2024 2025 2026 1.58% 2.86% 0.22% 2024 2025 2026 Source: CoStar Q4 2024

32 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Houston Houston represents 3.4% of IRT’s NOI Carrington Park at Huffmeister Houston, TX Carrington Place Houston, TX 1.52% 1.19% 0.86% 2024 2025 2026 1.54% 1.46% 1.42% 2024 2025 2026 7.62% 1.19% 1.61% 2024 2025 2026 Source: CoStar Q4 2024

33 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Louisville Louisville represents 3.2% of IRT’s NOI Prospect Park Apartment Homes Louisville, KY Oxmoor Apartments Louisville, KY 0.95% 0.97% 0.52% 2024 2025 2026 0.63% 0.48% 0.48% 2024 2025 2026 1.07% 0.00% 0.00% 2024 2025 2026 Source: CoStar Q4 2024

34 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Charlotte Charlotte represents 3.1% of IRT’s NOI Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 1.82% 1.49% 1.07% 2024 2025 2026 1.55% 1.42% 1.37% 2024 2025 2026 15.89% 6.95% 7.54% 2024 2025 2026 Source: CoStar Q4 2024

35 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Huntsville Huntsville represents 3.1% of IRT’s NOI Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 1.42% 1.13% 0.77% 2024 2025 2026 1.16% 1.13% 1.04% 2024 2025 2026 13.86% 4.55% 1.40% 2024 2025 2026 Source: CoStar Q4 2024

36 Community Map Job Growth Population Growth Supply Growth 2025 Job Growth US Average 1.08% Gateway Markets 1.00% 2025 Population Growth US Average 0.54% Gateway Markets 0.73% Major Employers Our Markets | Orlando Orlando represents 1.1% of IRT’s NOI Millenia 700 Orlando, FL 1.32% 1.73% 1.37% 2024 2025 2026 1.66% 1.36% 1.27% 2024 2025 2026 5.17% 5.05% 1.28% 2024 2025 2026 Serenza at Ocoee Village Orlando, FL Source: CoStar Q4 2024

37 OUR MARKETS (1) All resident demographic data is self-reported by residents. Data as of December 31, 2024. (2) Data as of the last 90 days ending December 31, 2024. 48% 52% Gender Breakdown 80% 20% Marital Status Average Resident Age: 37 Residents make up a diverse job pool Top Industries of Residents: 1. Services 2. Medical Services 3. Professional 4. Technology 5. SalesMale Female Single Married Residents moving to our communities: 22% are from out-of-state 29% of those from out-of-state are from either the West Coast, IL or the Northeast Young, growing resident population benefiting from amenity-rich communities without overextending on rent Average Rent to Income of Our Newest Residents(2) 22% IRT Resident Demographics at a Glance(1)

38 DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

39 Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same-store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same-Store Properties and Same-Store Portfolio We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio. We may also refer to the Same-Store Portfolio as the IRT Same-Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands). We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

40 DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income 100,398$ 95,396$ 93,242$ 92,548$ 95,363$ Non same-store net operating income 6,024 3,926 3,979 7,812 11,664 Pre-Merger STAR Portfolio NOI - - - - - Other revenue 346 275 298 203 316 Other income (expense), net 2,729 (703) (850) (830) (1,409) Property management expenses (7,379) (7,379) (7,666) (7,499) (6,660) General and administrative expenses (4,856) (4,765) (6,244) (8,381) (5,043) Depreciation and amortization expense (57,742) (55,261) (54,127) (53,721) (55,902) Casualty gains (losses), net 80 (1,249) (465) (2,301) (59) Interest expense (19,770) (18,308) (17,460) (20,603) (23,537) Gain on sale (loss on impairment) of real estate assets, net (20,928) 688 (152) 10,530 (56,263) Gain (loss) on extinguishment of debt (2) — — 203 (124) Restructuring costs — — — — — Merger and integration costs — — — — — Net income (loss) $ (1,100) $ 12,620 $ 10,555 $ 17,961 $ (41,654) (a) Same store portfolio includes 107 properties, which represents 31,433 units. For the Three-Months Ended (a) Independence Realty Trust Inc. Reconciliation of Same-Store Net Operating Income to Net Income (loss) (Dollars in thousands)

41 This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, anticipated enhancements to our financial results, our planned use of proceeds from our recent sales of common stock on a forward basis and our unsecured notes in a private placement, and our expectations with respect to any properties which we may be under contract to acquire. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, failure to realize cost savings, and our planned use of proceeds from our recent sales of common stock on a forward basis and our unsecured notes in a private placement, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. FORWARD LOOKING STATEMENTS